UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2008

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.03—Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2008 the Board of Directors of ACCO Brands Corporation (the “Company”) approved amendments to the Company’s By-laws, as previously amended (the “By-laws”).  The amendments, which are reflected in the amended By-laws of the Company filed as Exhibit 3.1 to this report (the “Amended By-laws”), took effect upon adoption.

The By-Laws were amended in connection with the decision by the Company’s Board of Directors to separate the roles of Chairman of the Board and Chief Executive Officer as described in Item 8.01 below.  Specifically, the By-laws have been amended to, among other things, clarify that the Chairman of the Board is not an officer of the Company and that in the absence of the Chairman of the Board, the Board of Directors may specify any director to act as the chairperson of a stockholder or Board of Directors’ meeting.

The Amended By-laws reflect additional technical amendments reflective of the decision by the Board of Directors to separate the Chairman and Chief Executive Officer roles, as well as certain other non-substantive changes, including deleting language in Section 9 of Article VII relating to the Company’s spin-off from Fortune Brands, Inc. in 2005 that was no longer relevant.

The foregoing description of the amendments to the Company’s By-laws does not purport to be complete and is qualified in its entirety by reference to the Amended By-laws, which have been filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 8—Other Events

Item 8.01—Other Events

On September 18, 2008, the Company announced that its Board of Directors had approved the separation of the roles of Chairman of the Board and Chief Executive Officer.  Effective September 18, 2008, Robert J. Keller will begin serving as non-executive Chairman of the Board of Directors.  David Campbell will continue to serve as Chief Executive Officer of the Company and as a member of the Board of Directors.  In connection with Mr. Keller’s appointment as Chairman of the Board, he will resign his positions as a member of the Audit Committee and the Corporate Governance and Nominating Committee.

Further information with respect to the Company’s announcement regarding the separation of the Chairman and Chief Executive Officer roles contained in the Company’s press release attached as Exhibit 99.1 hereto is incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d)           Exhibits

3.1	By-laws of the Company, as amended

99.1	Press release dated September 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: September 18, 2008	By:	/s/Steven Rubin
Name: Steven Rubin
Title: Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit

3.1	By-laws of the Company, as amended

99.1	Press release dated September 18, 2008